UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 19, 2007

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (843) 740-7015

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT  OF  CERTAIN  OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 19, 2007, our Board of Directors appointed Michael S. Durski to the position of Chief Financial Officer. Mr. Durski will replace Mr. R. Scott Ervin as Chief Financial Officer. Mr. Ervin was appointed by the Board to serve as Acting Chief Financial Officer during the time the Board needed to fill the Chief Financial Officer position. Mr. Ervin will continue in his position as General Counsel.

Mr. Durski will receive an annual salary of $180,000 and will be eligible to participate in our benefit program, which includes health, dental, vision, and life insurance, paid time off, paid holidays, as well as our 401K retirement income plan.  Mr. Durski will also receive a one-time relocation benefit allowance of $35,000.

Mr. Durski has held management level positions in finance at several companies over the course of the last 30 years.  From January 2003 through January 2007, Mr. Durski worked as an independent business consultant on financial contract assignments for various commercial and non-commercial entities. From February 2002 through December 2002, Mr. Durski served as the Vice President of Finance and Administration, Chief Financial Officer and Secretary of Aastrom Biosciences, Inc., a NASDAQ-listed company. In this position, Mr. Durski managed all administrative and financial functions. From July 1999 to December 2001, Mr. Durski served as the Chief Financial Officer and Chairman of ZeptoMetrix Corporation, a company he co-founded. Mr. Durski was responsible for establishing management functions and systems for the new company including audit and legal functions.  Mr. Durski holds a Bachelor of Science in Mathematics from the State University College at Buffalo and a Masters of Business Administration from Canisius College.

The foregoing description of the terms and conditions of the Employment Offer Letter is qualified in its entirety by, and made subject to, the more complete information set forth in the Employment Offer Letter filed as exhibit 10.1, incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties.  We  generally  use  words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports filed with the Securities and Exchange Commission.  Although we believe  the  expectations  reflected  in  the  forward-looking  statements  are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
10.1	Employment Offer Letter between the Company and Michael S. Durski dated January 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)
Date	January 25, 2007
/s/ Gordon McGilton
(Signature)

Name: Gordon McGilton
Title: Chief Executive Officer